MERRILL LYNCH
                                       ASSET BUILDER
                                       PROGRAM, INC.

                              STRATEGIC
                                       Performance

                                       Quarterly Report
                                       October 31, 1997

                    Merrill Lynch Asset Builder Program, Inc.

Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President
Geraldine C. Gunn, Vice President
Jay C. Harbeck, Vice President
Gregory Mark Maunz, Vice President
Thomas R. Robinson, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

DEAR SHAREHOLDER

We are pleased to provide you with this quarterly report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information, including average annual total returns, for all five portfolios can be found on pages 7-11 of this report to shareholders.

Fundamental Value Portfolio

The quarter ended October 31, 1997 was a tumultuous one, with share prices buffeted by developments occurring both in the United States and abroad. Following a fairly consistent uptrend beginning in April, the market encountered significant resistance in mid-August amid a number of high-profile corporate earnings shortfalls, concerns over lofty valuations and fears of a Federal Reserve Board tightening. The market experienced a resurgence in September as concerns momentarily dissipated with generally better-than-expected earnings reports and comforting readings on the inflation outlook. Late in the October quarter, the market declined again, this time in reaction to the upheaval in the Asian markets.

Despite the market's volatility, the quarter ended October 31, 1997 was a favorable one for Fundamental Value Portfolio, with a resurgence in issues selling at lower price/earnings ratios and smaller-capitalization stocks benefiting the Portfolio's performance. The shift in market leadership experienced during the October quarter was triggered by a number of key large-capitalization corporate earnings shortfalls as well as concerns over growth stock valuations in general. Because the Portfolio was positioned in low price/earnings sectors and had very limited growth stock exposure, relative performance benefited. Sectors that favorably impacted the Portfolio's performance in the three-month period included financials, technology and energy. The Portfolio's top-performing issues included WHX Corp., which rebounded on a strike settlement; AT&T Corp., which named a new chief executive officer; and Digital Equipment Corp., which reached a favorable resolution of a legal dispute with Intel Corp.

During the October quarter, we initiated six positions and eliminated two. Cash levels decreased to 8.4% of net assets from 15.5% at July 31, 1997. Following the downdraft induced by the Asian markets, we selectively added to Portfolio positions we deemed were unfairly tarnished in the correction. Included here were holdings in such industries as healthcare, leisure, beverage and retail. We believed these sectors would suffer little adverse impact from the Asian turmoil and accordingly, viewed the weaknesses as providing buying opportunities.

New positions initiated in the period included out-of-favor issues in the health-care services, packaging, leisure and fertilizer industries. We purchased shares of Aetna Inc., the nation's largest managed care company, on weakness related to a disappointing earnings report. The shortfall stemmed from integration problems associated with Aetna's 1996 merger with U.S. Healthcare, which resulted in higher-than-expected medical costs and lower-than-expected enrollment growth. Aetna has taken steps to resolve these issues and, therefore, we believed the company was poised for improved results in 1998. With the shares trading 36% below their 1997 high and at a 25% discount to the market multiple, we judged they represented basic investment value. Bolstering the case for the stock was the company's significant share buyback program and the potential to monetize non-core assets.

Crown Cork & Seal Company, Inc., the world's largest packaging company, had been a disappointing investment for some time, with results continually falling short of investor expectations. The litany of problems had included adverse currency effects, weakness in the US plastic container business, sluggish European food can results and the delayed realization of acquisition synergies. We believed we might be nearing an inflection point in the outlook for the company. In our view, the company's results for 1998 were likely to be enhanced by restructuring initiatives, acquisition synergies and a less-adverse foreign exchange environment. With the shares trading at a 25% discount to the market multiple, we judged they offered favorable risk/reward appeal.

Circus Circus Enterprises, Inc., a large casino operator, has been a stock market laggard since peaking in mid-1996. The underperformance reflects disappointing results stemming from an intensely competitive Las Vegas gaming environment as well as construction disruptions at Circus Circus's properties. We believed the shares represented an attractive investment based on their moderate valuation, an expected improvement in operating results and the favorable long-term potential for several of the company's projects under development.

IMC Global, Inc., one of the world's largest fertilizer companies, has been a lackluster stock market performer for some time, with the shares trading at the same level as in late 1995. This performance primarily reflects the company's limited earnings progress over the last several years but also the dilutive effects of a recent acquisition. We viewed the weakness in the share price as providing a buying opportunity, with the shares available at a modest 12.5 times 1998 estimated earnings per share. We believe that the company's 1998 outlook is likely to be enhanced by improved fundamentals including higher product prices, lower raw material costs, acquisition synergies, and a sizable share buyback program.

Completed sales in the period included two issues that were the subjects of takeovers: American Exploration Co., bought by Louis Dreyfus Natural Gas Corp., and Tandem Computers, Inc., purchased by COMPAQ Computer Corp.

Periods of market instability such as we are currently experiencing frequently provide attractive buying opportunities. We will continue to search for such opportunities in the weeks and months ahead.

Global Opportunity Portfolio

As of October 31, 1997, the asset allocation of Global Opportunity Portfolio was: foreign stocks, 41% of net assets; US stocks, 22%; foreign bonds, 15%; US bonds, 12%; and cash reserves, 10%.

Following the strong performance of many equity markets during the past few months, we gradually shifted assets out of foreign and US stocks during the three months ended October 31, 1997. We reduced foreign equity representation from 52% of net assets on July 31, 1997 to 41% as of October 31, 1997. In addition, we cut back our commitment to US equities from 26% of net assets to 22% during the three months ended October 31, 1997.

Among our foreign equity holdings, we reduced several individual positions. In addition, we lowered our commitment to Canada through the sale of Canadian Pacific, Ltd. and Potash Corp. of Saskatchewan, Inc. We established a new position in Gulf Canada Resources Ltd. In Japan, we accepted profits in Canon Inc. We further reduced the already limited commitment to Asian markets, other than Japan, through the sale of HSBC Holdings PLC. We also accepted profits in Vodafone Group PLC and Usinor-Sacilor S.A.

As was the case with foreign equities, we reduced our position in US equities through the reduction of individual commitments and the outright sale of others. These sales included Aetna Inc., AirTouch Communications, Inc., Banc One Corp., Horizon/CMS Healthcare Corp., Kimberly-Clark Corporation, Pennzoil Company and Philip Morris Companies, Inc. We retained the largest concentration of Portfolio assets in the financial services category, which we expect to be a beneficiary of declining US interest rates. A significant commitment was retained in technology, where new positions included National Semiconductor Corporation and Danka Business Systems PLC. Other significant sector concentrations included energy and consumer cyclicals.

In addition to increasing cash reserves from 2% of net assets to 10% during the three months ended October 31, 1997, we expanded our commitment to foreign bonds from 10% of net assets to 15%, and enlarged US bond holdings from 10% of net assets to 12% during the same period. In expanding foreign bond holdings, we established a position in French obligations. Commitments to German, Italian and Swedish bonds were also increased. During October, we became less confident that US dollar strength would continue. Given this changed assessment, we reduced the size of the hedges to the equivalent of one-half of the commitments in European stocks and bonds and Japanese stocks.

For our US bond holdings, the average duration was at the 5.5-year level as of October 31, 1997. Our optimistic stance toward US bonds reflected indications that inflationary pressures in the US economy were exceptionally subdued, as well as expectations that a slowdown in the rate of economic growth would become evident in the months ahead. At the same time, we expect that the rapid shrinkage of the Federal budget deficit to continue to reduce the supply of newly issued US Government securities relative to demand.

As described above, more than 50% of the Portfolio is invested in foreign bond and equity securities. These investments involve risks not typically involved in US investments including currency exchange rate fluctuations, foreign, political and economic developments, expropriation, reduced publicly available information about the issuers and decreased market liquidity.

Growth Opportunity Portfolio

During the quarter ended October 31, 1997, total returns of Growth Opportunity Portfolio modestly outperformed that of the unmanaged Standard & Poor's 500 Index (S&P 500). The Portfolio's comparative outperformance relative to the S&P 500 during the October quarter was a result of the positive investment returns on five of the Portfolio's top ten holdings. These included COMPAQ Computer Corp., Schlumberger, Ltd., Federal National Mortgage Association, Diamond Offshore Drilling, Inc. and SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung). On a year-to-date basis, Growth Opportunity Portfolio outperformed both the total returns for the Lipper Growth Funds Average Index and the unmanaged S&P 500 Index. (See pages 7-11 for complete performance information for Growth Opportunity Portfolio.)


                                     2 & 3

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

Investment activities during the October quarter focused on increasing the equity weightings in the financial services, computer software, retailing and oil services industries. Very early in the quarter, we took capital gains and reduced investment weightings in several of the largest holdings where we considered the price/earnings valuation ratios to be relatively high. These companies included Cisco Systems, Inc., The Coca-Cola Company, The Gillette Company, Lucent Technologies, Inc. and Microsoft Corp. Hasbro, Inc. was eliminated from the Portfolio with a capital gain for valuation reasons.

Two companies added to the Portfolio were Mattel, Inc. and Mellon Bank Corporation. We expected the management of Mattel, Inc. to continue to produce above-average gains in earnings and improvements in rates of return from a combination of new product introductions, geographic expansion and productivity improvement from the restructuring of manufacturing and distribution operations. Also, we expected Mattel, Inc. to benefit significantly from lower manufacturing costs as a result of the depreciation of the currencies of major Asian countries. Mellon Bank Corporation could produce a superior rate of growth in earnings and improving returns on capital from recent financial service company acquisitions and the continued restructuring of operations.

At the end of the October quarter, the ten largest industry sectors in Growth Opportunity Portfolio were: banking and financial, communications equipment, oil services, computer software, financial services, pharmaceuticals, retail stores, computers, electrical equipment and specialty retailing. The top ten industries represented almost two-thirds of the net assets of the Portfolio.

We continue to have a positive outlook for US stock market investment returns over the next 12 months and maintain a relatively fully invested Portfolio, although we raised our cash and cash equivalent position slightly at the end of the October quarter to 8.9% of net assets compared to 6.5% at July quarter-end.

Quality Bond Portfolio

During the month of July it seemed that nothing could go wrong with the bond market. Industrial prices had turned modestly lower, oil prices had plunged and there was significant weakness in agricultural commodity prices. The concerns of late spring that the Federal Reserve Board would tighten monetary policy disappeared with the release of continued benign inflation data. While the employment report was strong, productivity levels were up. In the calm market environment of July, bond yields fell to the lowest level in five months. At the end of July, the yield on the long-term bond dropped through the 6.30% level for a brief period of time. Nevertheless, inflationary concerns resurfaced at the beginning of August as a result of employment and purchasing manager reports. These figures suggested substantially stronger consumer spending for the third quarter. Bond market investor sentiment shifted sharply to become much more pessimistic. In August, the yield on the long-term bond rose from 6.30% to 6.70%. The unmanaged Merrill Lynch Corporate Bond Master Index reflected a negative monthly return for the first time in six months.

In September, the producer price index report for August showed an increase of only 0.1%, excluding food and energy. These figures reinforced analysts' expectations that inflation remains under control. As a result, the bond market experienced another rally, which carried the long-term Treasury bond yield down to 6.23% at the beginning of October. With low inflation, bond investors believed that there was still no need for the Federal Reserve Board to tighten monetary policy.

October was a difficult month for the market in terms of negative surprises. On October 8, Federal Reserve Board Chairman Alan Greenspan expressed concern before the House Budget Committee that the demand for labor was outpacing the supply with the resulting pressure likely to push up wages and prices. He suggested that the Federal Reserve Board would tighten before it allowed this to happen. Bond prices slumped, and the yield on the long-term Treasury bond jumped from 6.23% to 6.43% in three days. Then, on October 23, the Thai baht collapsed and the Asian currency markets went into a free fall. The Dow Jones Industrial Average fell 554 points on record volume of 1.2 billion shares. A worldwide flight to quality caused both foreign and domestic investors to seek shelter in the US Treasury market, and the yield on the long-term bond fell from 6.43% to 6.15%. As the month ended, third quarter gross domestic product (GDP) figures were released showing a slightly larger-than-expected increase of 3.5% as compared to 3.3% in the second quarter. On the other hand, the GDP price deflator rose only 1.4% for the third quarter against a 1.8% increase for the second quarter. This was the lowest quarterly increase since the second quarter of 1964. The long-term bond finished the month at 6.16%.

During the October quarter, we maintained a duration-neutral position for the Fund relative to the unmanaged Lehman Aggregate Bond Index. Accordingly, at the beginning of July, we set a bracket of 4.5 years-4.6 years for the range of the Portfolio's duration, which was neutral to the Index. As the market rallied, we extended the upper limit to 4.7 years, and extended the maturity of our investments accordingly. During August and September, when the bond market experienced the alternate extremes of both negative and positive psychology, we retreated to the 4.5 years-4.6 years bracket, which represents duration neutrality. We maintained this course through the upheavals of October, and finished the October quarter with a duration of 4.54 years.

The average quality of the Fund's holdings was AA-, which was slightly better than the Lehman Aggregate Bond Index average of A+. We were underweighted in Canadian and Yankee issues since we believed that their yields were not high enough to compensate for the higher level of risk. We are also underweighted in the electric utility sector because of our continued concerns that this sector will be exposed to event risk as mergers and acquisitions occur that may affect the collateral of bond issues.

The Federal Reserve Board elected not to tighten interest rates at the meeting of November 12. This decision was probably more influenced by the turmoil in the world currency markets than by domestic considerations. While a further move to tighten interest rates might anticipate some of the problems that could result from wage and price pressures, the side effects such a tightening move would have on the international exchanges would be most unwelcome at this time. Accordingly, we expect the Federal Reserve Board to stay on hold at least through the end of the year to allow some relief to the international markets. However, this may prove to be only a temporary respite until the Federal Reserve Board becomes more comfortable with the outlook for US labor costs.

We expect to keep the duration of the portfolio close to the Index benchmark, with a modest bias toward extending the outside bracket. With spreads as tight as they are, we do not anticipate any significant changes in the asset allocation mix during the January quarter.

US Government Securities Portfolio

The financial data released during the October quarter revealed an economy that is still expanding but not producing the inflation that would normally accompany this pace of growth. The US economy accelerated in the third quarter led by stronger consumer spending and the largest gain in business investment in more than a decade. Gross domestic product (GDP), a measure of the nation's output of goods and services, grew at a faster-than-expected 3.5% annual rate in the third quarter after expanding at a 3.3% pace in the second quarter. Meanwhile, the GDP chain-weighted index, one of the broadest measures of domestic pricing behavior and therefore inflation, increased at a 1.4% rate during the October quarter. This was the slowest rate in over 30 years.

Further proving the strength of the US economy was October's report on US employment which showed the economy added far more jobs than expected. The unemployment rate fell to 4.7% from 4.9% in September and is at a 24-year low. The Federal Reserve Board already had been anxious about this report as it has been concerned that the tightness in the labor markets would ultimately lead to wage inflation. In fact, October did also bring a new peak in the year-over-year growth in hourly earnings. This, coupled with the continued strength of the economy, might have been enough evidence to warrant a tightening of monetary policy before 1997 year-end because of the Federal Reserve Board's preemptive stance against inflation. However, we believe the turmoil in the Asian markets and the fear that it could spill over into the US economy will keep the Federal Reserve Board from changing monetary policy in the near term.

The US Treasury market had been on somewhat of a roller coaster ride during the October quarter with big price swings as yields went up then dropped back down many times. The turmoil in the Asian financial markets late in the October quarter benefited the US Treasury market as capital seeks a haven in US dollar assets during times of financial stress. Two-year and ten-year Treasury note yields ended the October quarter at 5.61% and 5.84%, respectively, further flattening an already flat Treasury yield curve. The ten-year Treasury note yield, a benchmark for mortgage backed securities (MBS), fluctuated during the October quarter, ending the three-month period 21 basis points lower than it started the quarter.

As typically happens in months where long-term interest-rates drop significantly, yield spreads of MBS widened relative to their Treasury counterparts. As interest rates decrease, refinancing opportunities increase and prices of MBS tend to compress as prepayment fears get priced into their yields. The ten-year Treasury note yield has settled in a new range below 6%, increasing the refinanceable universe. However, we continue to avoid MBS that are the most susceptible to prepaying. We hold a 71% MBS allocation with 60% in MBS which have little or no refinancing opportunities and 11% in super-premium MBS whose homeowners have already gone through many refinancing opportunities.

Many of our MBS holdings participated in the dollar roll program (which involves the current month sale and concurrent purchase of like securities in a forward month at a lower price) during the


                                     4 & 5

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

October quarter, enhancing the Portfolio's performance. Additionally, during the October quarter we extended the duration of the US Treasury allocation of the Portfolio through the use of US Treasury zero coupon securities. This benefited the Portfolio as yields came down and the Treasury curve continued to flatten with longer-term securities having the strongest performance for the quarter. We continue to focus our investments on high-quality MBS as they offer a very attractive yield advantage to comparable US Treasury securities, in our opinion.

In Conclusion

We thank you for your investment in Merrill Lynch Asset Builder Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Geraldine C. Gunn

Geraldine C. Gunn
Vice President and Portfolio Manager
Fundamental Value Portfolio


/s/ Thomas R. Robinson

Thomas R. Robinson
Vice President and Portfolio Manager
Global Opportunity Portfolio


/s/ Lawrence R. Fuller

Lawrence R. Fuller
Vice President and Portfolio Manager
Growth Opportunity Portfolio


/s/ Jay C. Harbeck

Jay C. Harbeck
Vice President and Portfolio Manager
Quality Bond Portfolio


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Vice President and Portfolio Manager
US Government Securities Portfolio

December 8, 1997

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


                                     6 & 7

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

Fundamental
Value Portfolio

Average Annual
Total Returns

                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/97                                   +33.19%        +26.20%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       +24.33         +21.83
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/97                                   +31.75%        +27.75%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       +23.00         +22.47
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/97                                   +31.78%        +30.78%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       +23.01         +23.01
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/97                                   +32.97%        +25.99%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       +24.07         +21.58
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


Global
Opportunity
Portfolio

Average Annual
Total Returns

                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/97                                   +23.12%        +16.66%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       +14.29         +12.00
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/97                                   +21.85%        +17.85%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       +13.10         +12.48
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/97                                   +21.81%        +20.81%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       +13.06         +13.06
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/97                                   +22.82%        +16.37%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       +14.05         +11.76
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

Growth
Opportunity
Portfolio

Average Annual
Total Returns

                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/97                                   +35.53%        +28.41%
--------------------------------------------------------------------------------
Inception (2/02/96) to 9/30/97                       +25.65         +21.64
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/97                                   +34.05%        +30.05%
--------------------------------------------------------------------------------
Inception (2/02/96) to 9/30/97                       +24.40         +22.83
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/97                                   +33.96%        +32.96%
--------------------------------------------------------------------------------
Inception (2/02/96) to 9/30/97                       +24.35         +24.35
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/97                                   +35.25%        +28.15%
--------------------------------------------------------------------------------
Inception (2/02/96) to 9/30/97                       +25.50         +21.49
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

Quality Bond
Portfolio

Average Annual
Total Returns

                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/97                                   + 9.73%        + 5.34%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       + 6.74         + 5.12
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/97                                   + 8.68%        + 4.68%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       + 5.80         + 5.11
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/97                                   + 8.59%        + 7.59%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       + 5.72         + 5.72
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/97                                   + 9.35%        + 4.97%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       + 6.44         + 4.82
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

US Government
Securities
Portfolio

Average Annual
Total Returns

                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/97                                   +10.02%        + 5.62%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       + 9.89         + 8.21
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/97                                   + 9.01%        + 5.01%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       + 8.95         + 8.29
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return       % Return
                                                   Without CDSC   With CDSC**
================================================================================
Class C Shares*
--------------------------------------------------------------------------------
Year Ended 9/30/97                                   + 8.93%        + 7.93%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       + 8.88         + 8.88
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/97                                   + 9.64%        + 5.25%
--------------------------------------------------------------------------------
Inception (2/01/95) to 9/30/97                       + 9.59         + 7.92
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                     8 & 9

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

PERFORMANCE DATA (concluded)

Recent
Performance
Results*

                                                                                                                     Standardized
                                                                                             12 Month   3 Month      30-day Yield
                                                                10/31/97  7/31/97  10/31/96  % Change   % Change   As of 10/31/97
=================================================================================================================================
Fundamental Value Portfolio Class A Shares                       $15.75   $15.51    $12.93   +24.09%(1)    +1.55%        --
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class B Shares                        15.41    15.22     12.70   +23.64(1)     +1.25         --
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class C Shares                        15.41    15.22     12.70   +23.64(1)     +1.25         --
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class D Shares                        15.68    15.45     12.89   +23.93(1)     +1.49         --
---------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class A Shares                       12.80    13.92     11.42   +13.28(2)     -8.05         --
---------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class B Shares                       12.61    13.75     11.27   +13.09(2)     -8.29         --
---------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class C Shares                       12.59    13.74     11.27   +12.92(2)     -8.37         --
---------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class D Shares                       12.76    13.89     11.39   +13.23(2)     -8.14         --
---------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class A Shares                       14.19    14.68     10.98   +29.23        -3.34         --
---------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class B Shares                       13.93    14.46     10.91   +27.68        -3.67         --
---------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class C Shares                       13.92    14.45     10.90   +27.71        -3.67         --
---------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class D Shares                       14.15    14.65     10.98   +28.87        -3.41         --
---------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class A Shares                             10.01    10.00      9.91   + 1.01        +0.10       6.20%
---------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class B Shares                             10.00     9.99      9.90   + 1.01        +0.10       5.73
---------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class C Shares                             10.00     9.99      9.90   + 1.01        +0.10       5.62
---------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class D Shares                             10.00     9.99      9.90   + 1.01        +0.10       6.06
---------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class A Shares                 10.44    10.38     10.29   + 1.51(3)     +0.58       6.49
---------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class B Shares                 10.44    10.38     10.29   + 1.51(3)     +0.58       6.03
---------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class C Shares                 10.44    10.38     10.29   + 1.51(3)     +0.58       5.91
---------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class D Shares                 10.44    10.38     10.29   + 1.51(3)     +0.58       6.31
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class A Shares--Total Return                                     +28.96(4)     +1.55
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class B Shares--Total Return                                     +27.48(5)     +1.25
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class C Shares--Total Return                                     +27.50(6)     +1.25
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Portfolio Class D Shares--Total Return                                     +28.55(7)     +1.49
---------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class A Shares--Total Return                                    +14.54(8)     -8.05
---------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class B Shares--Total Return                                    +13.36(9)     -8.29
---------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class C Shares--Total Return                                    +13.21(10)    -8.37
---------------------------------------------------------------------------------------------------------------------------------
Global Opportunity Portfolio Class D Shares--Total Return                                    +14.25(11)    -8.14
---------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class A Shares--Total Return                                    +29.23        -3.34
---------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class B Shares--Total Return                                    +27.68        -3.67
---------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class C Shares--Total Return                                    +27.71        -3.67
---------------------------------------------------------------------------------------------------------------------------------
Growth Opportunity Portfolio Class D Shares--Total Return                                    +28.87        -3.41
---------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class A Shares--Total Return                                          + 8.77(12)    +1.91(13)
---------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class B Shares--Total Return                                          + 7.83(14)    +1.68(15)
---------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class C Shares--Total Return                                          + 7.74(16)    +1.66(17)
---------------------------------------------------------------------------------------------------------------------------------
Quality Bond Portfolio Class D Shares--Total Return                                          + 8.50(18)    +1.85(19)
---------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class A Shares--Total Return                              + 9.32(20)    +2.33(21)
---------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class B Shares--Total Return                              + 8.42(22)    +2.12(23)
---------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class C Shares--Total Return                              + 8.35(24)    +2.10(25)
---------------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio Class D Shares--Total Return                              + 9.05(26)    +2.27(27)
---------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.248 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.122 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.005 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.530 per share ordinary income dividends and $0.248 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.415 per share ordinary income dividends and $0.248 per share capital gains distributions.
(6) Percent change includes reinvestment of $0.417 per share ordinary income dividends and $0.248 per share capital gains distributions.
(7) Percent change includes reinvestment of $0.503 per share ordinary income dividends and $0.248 per share capital gains distributions.
(8) Percent change includes reinvestment of $0.128 per share ordinary income dividends and $0.122 per share capital gains distributions.
(9) Percent change includes reinvestment of $0.027 per share ordinary income dividends and $0.122 per share capital gains distributions.
(10) Percent change includes reinvestment of $0.030 per share ordinary income dividends and $0.122 per share capital gains distributions.
(11) Percent change includes reinvestment of $0.105 per share ordinary income dividends and $0.122 per share capital gains distributions.
(12) Percent change includes reinvestment of $0.736 per share ordinary income dividends.
(13) Percent change includes reinvestment of $0.185 per share ordinary income dividends.
(14) Percent change includes reinvestment of $0.650 per share ordinary income dividends.
(15) Percent change includes reinvestment of $0.162 per share ordinary income dividends.
(16) Percent change includes reinvestment of $0.641 per share ordinary income dividends.
(17) Percent change includes reinvestment of $0.160 per share ordinary income dividends.
(18) Percent change includes reinvestment of $0.711 per share ordinary income dividends.
(19) Percent change includes reinvestment of $0.178 per share ordinary income dividends.
(20) Percent change includes reinvestment of $0.769 per share ordinary income dividends and $0.005 per share capital gains distributions.
(21) Percent change includes reinvestment of $0.186 per share ordinary income dividends.
(22) Percent change includes reinvestment of $0.683 per share ordinary income dividends and $0.005 per share capital gains distributions.
(23) Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(24) Percent change includes reinvestment of $0.675 per share ordinary income dividends and $0.005 per share capital gains distributions.
(25) Percent change includes reinvestment of $0.161 per share ordinary income dividends.
(26) Percent change includes reinvestment of $0.743 per share ordinary income dividends and $0.005 per share capital gains distributions.
(27) Percent change includes reinvestment of $0.179 per share ordinary income dividends.


                                    10 & 11

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

               Fundamental Value Portfolio
               ---------------------------------------------------------------------------------------------------------------------
LATIN                                        Shares                                                                       Percent of
AMERICA        Industries                     Held                          Investments               Cost        Value   Net Assets
====================================================================================================================================
Argentina      Oil--International            35,000      Yacimientos Petroliferos Fiscales
                                                         S.A. (YPF) (ADR)*                          $ 682,846  $ 1,120,000    1.5%
               ---------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Latin America           682,846    1,120,000    1.5
====================================================================================================================================
MIDDLE
EAST
====================================================================================================================================
Israel         Computer Services            125,000      Scitex Corp. Ltd.                          1,244,861    1,500,000    2.1
               ---------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in the Middle East       1,244,861    1,500,000    2.1
====================================================================================================================================
NORTH
AMERICA
====================================================================================================================================
United States  Airlines                      90,000      Mesa Air Group, Inc.                         753,168      483,750    0.7
               ---------------------------------------------------------------------------------------------------------------------
               Automotive                    25,000      Ford Motor Co.                               810,389    1,092,188    1.5
                                             25,000      General Motors Corp.                       1,359,960    1,604,688    2.3
                                                                                                  -----------   ----------  -----
                                                                                                    2,170,349    2,696,876    3.8
               ---------------------------------------------------------------------------------------------------------------------
               Banking                       10,000      Bankers Trust New York Corp.                 637,295    1,180,000    1.6
                                             80,000      Hibernia Corp. (Class A)                     948,558    1,425,000    2.0
                                              5,000      Wells Fargo & Company                      1,274,628    1,456,875    2.0
                                                                                                  -----------   ----------  -----
                                                                                                    2,860,481    4,061,875    5.6
               ---------------------------------------------------------------------------------------------------------------------
               Beverage & Entertainment      50,000      The Seagram Company Ltd.                   1,792,586    1,684,375    2.3
               ---------------------------------------------------------------------------------------------------------------------
               Chemicals                     20,000      Eastman Chemical Co.                       1,124,950    1,192,500    1.7
                                             30,000      Great Lakes Chemical Corp.                 1,289,188    1,410,000    2.0
                                             40,000      Millennium Chemicals Inc.                    740,341      940,000    1.3
                                                                                                  -----------   ----------  -----
                                                                                                    3,154,479    3,542,500    5.0
               ---------------------------------------------------------------------------------------------------------------------
               Computer Services             55,000      CompuServe Corporation                       575,800      687,500    1.0
               ---------------------------------------------------------------------------------------------------------------------
               Computer Software            100,000      Mentor Graphics Corporation                  983,068    1,081,250    1.5
                                            125,000      Novell, Inc.                                 982,244    1,046,875    1.5
                                                                                                  -----------   ----------  -----
                                                                                                    1,965,312    2,128,125    3.0
               ---------------------------------------------------------------------------------------------------------------------
               Conglomerates                 35,000      Tenneco, Inc.                              1,564,600    1,572,813    2.2
               ---------------------------------------------------------------------------------------------------------------------
               Electrical Equipment          30,000      General Signal Corporation                 1,229,451    1,203,750    1.7
               ---------------------------------------------------------------------------------------------------------------------
               Fertilizer                    37,500      IMC Global, Inc.                           1,331,072    1,263,281    1.7
               ---------------------------------------------------------------------------------------------------------------------
               Gaming                        40,000      Circus Circus Enterprises, Inc.              963,565      890,000    1.2
                                             40,000      Harrah's Entertainment, Inc.                 765,713      787,500    1.1
                                                                                                  -----------   ----------  -----
                                                                                                    1,729,278    1,677,500    2.3
               ---------------------------------------------------------------------------------------------------------------------
               Health Care Services          17,500      Aetna Inc.                                 1,315,639    1,243,594    1.7
                                             60,000      Humana, Inc.                               1,171,635    1,260,000    1.8
                                                                                                  -----------   ----------  -----
                                                                                                    2,487,274    2,503,594    3.5
               ---------------------------------------------------------------------------------------------------------------------
               Household Products            35,000      Black & Decker Corp.                       1,167,470    1,332,187    1.9
                                             20,000      Whirlpool Corporation                      1,085,682    1,212,500    1.7
                                                                                                  -----------   ----------  -----
                                                                                                    2,253,152    2,544,687    3.6
               ---------------------------------------------------------------------------------------------------------------------
               Information Processing        45,000      Digital Equipment Corp.                    1,504,041    2,252,812    3.1
                                             22,000      International Business Machines Corp.      1,309,275    2,157,375    3.0
                                                                                                  -----------   ----------  -----
                                                                                                    2,813,316    4,410,187    6.1
               ---------------------------------------------------------------------------------------------------------------------
               Insurance                     50,000      TIG Holdings, Inc.                         1,474,737    1,693,750    2.4
               ---------------------------------------------------------------------------------------------------------------------
               Machinery                     50,000      ITT Industries Inc.                        1,177,983    1,578,125    2.2
               ---------------------------------------------------------------------------------------------------------------------
               Medical Services              50,000      Pharmaceutical Product Development, Inc.     858,032      881,250    1.2
               ---------------------------------------------------------------------------------------------------------------------
               Metals--Non-Ferrous           45,000      ASARCO Inc.                                1,240,590    1,231,875    1.7
               ---------------------------------------------------------------------------------------------------------------------
               Oil--Domestic                 70,000      Occidental Petroleum Corp.                 1,612,950    1,951,250    2.7
                                             42,000      Sun Company, Inc.                          1,307,258    1,682,625    2.4
                                                                                                  -----------   ----------  -----
                                                                                                    2,920,208    3,633,875    5.1
               ---------------------------------------------------------------------------------------------------------------------
               Oil Service                   30,000      Dresser Industries, Inc.                     927,909    1,263,750    1.8
               ---------------------------------------------------------------------------------------------------------------------
               Packaging                     30,000      Crown Cork & Seal Company, Inc.            1,423,092    1,351,875    1.9
               ---------------------------------------------------------------------------------------------------------------------
               Paper & Forest Products       22,500      International Paper Co.                      881,980    1,012,500    1.4
                                             60,000      Louisiana-Pacific Corp.                    1,351,137    1,260,000    1.8
                                                                                                  -----------   ----------  -----
                                                                                                    2,233,117    2,272,500    3.2
               ---------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals               11,000      Bristol-Myers Squibb Co.                     421,102      965,250    1.3
                                             40,000      Pharmacia & Upjohn, Inc.                   1,326,355    1,270,000    1.8
                                                                                                  -----------   ----------  -----
                                                                                                    1,747,457    2,235,250    3.1
               ---------------------------------------------------------------------------------------------------------------------
               Photography                   25,000      Eastman Kodak Co.                          1,765,546    1,496,875    2.1
               ---------------------------------------------------------------------------------------------------------------------
               Publishing/Newspapers         27,500      Dow Jones & Company, Inc.                  1,021,761    1,278,750    1.8
               ---------------------------------------------------------------------------------------------------------------------
               Retail                        40,000      Dillards Inc. (Class A)                    1,260,809    1,535,000    2.2
                                            125,000      Kmart Corporation                          1,373,286    1,648,437    2.3
                                             42,000      Toys `R' Us, Inc.                          1,172,815    1,430,625    2.0
                                             35,000      Woolworth Corp.                              423,323      665,000    0.9
                                                                                                  -----------   ----------  -----
                                                                                                    4,230,233    5,279,062    7.4
               ---------------------------------------------------------------------------------------------------------------------
               Steel                         40,000      USX-US Steel Group, Inc.                   1,147,077    1,360,000    1.9
                                            100,000      WHX Corp.                                    902,908    1,331,250    1.9
                                                                                                  -----------   ----------  -----
                                                                                                    2,049,985    2,691,250    3.8
               ---------------------------------------------------------------------------------------------------------------------
               Technology                    80,000      Exabyte Corp.                              1,024,595      840,000    1.2
               ---------------------------------------------------------------------------------------------------------------------
               Telecommunications            40,000      AT&T Corp.                                 1,436,737    1,957,500    2.7
                                             35,000      GTE Corp.                                  1,555,539    1,485,312    2.1
                                             50,000      U S West Media Group                         869,720    1,262,500    1.8
                                                                                                  -----------   ----------  -----
                                                                                                    3,861,996    4,705,312    6.6
               ---------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in North America        54,637,559   62,894,312   88.0
====================================================================================================================================


                                     12 & 13

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

               Fundamental Value Portfolio (concluded)
               ---------------------------------------------------------------------------------------------------------------------
SHORT-TERM                                  Face                                                                          Percent of
SECURITIES                                 Amount        Issue                                       Cost         Value   Net Assets
====================================================================================================================================
               Commercial Paper**        $1,013,000      General Electric Capital Corp., 5.79%
                                                         due 11/03/1997                           $ 1,012,674  $ 1,012,674    1.4%
               ---------------------------------------------------------------------------------------------------------------------
               US Government Agency       5,000,000      Federal Home Loan Mortgage Corp., 5.47%
               Obligations**                             due 11/04/1997                             4,997,721    4,997,721    7.0
               ---------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Short-Term
                                                         Securities                                 6,010,395    6,010,395    8.4
====================================================================================================================================
               Total Investments                                                                  $62,575,661   71,524,707  100.0
                                                                                                  ===========
               Liabilities in Excess of Other Assets                                                               (32,964)  (0.0)
                                                                                                               -----------  -----
               Net Assets                                                                                      $71,491,743  100.0%
                                                                                                               ===========  =====
====================================================================================================================================
               Net Asset Value: Class A--Based on net assets of $290,359 and 18,436 shares outstanding         $     15.75
                                                                                                                ==========
                                Class B--Based on net assets of $45,194,154 and 2,932,710 shares outstanding   $     15.41
                                                                                                                ==========
                                Class C--Based on net assets of $20,977,893 and 1,361,363 shares outstanding   $     15.41
                                                                                                                ==========
                                Class D--Based on net assets of $5,029,337 and 320,675 shares outstanding      $     15.68
                                                                                                                ==========
====================================================================================================================================

*     American Depositary Receipts (ADR).
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Portfolio.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                Global Opportunity Portfolio
                --------------------------------------------------------------------------------------------------------------------
                                             Face                                                                         Percent of
COUNTRY                                    Amount  Foreign Government Obligations                         Cost     Value  Net Assets
====================================================================================================================================
Canada                        C$          575,000  Canadian Government Bonds, 7% due 12/01/2006       $  436,840 $  452,955     0.8%
====================================================================================================================================
Denmark                       Dkr       5,100,000  Danish Government Bonds, 7% due 11/15/2007            814,777    827,587     1.4
====================================================================================================================================
France                        Frf       4,500,000  French Government OATS, 5.50% due 10/25/2007          740,926    775,499     1.3
====================================================================================================================================
Germany                                            Bundesrepublik Deutschland:
                              DM          850,000    6.50% due 10/14/2005                                547,951    524,993     0.9
                                        1,150,000    6% due 7/04/2007                                    672,594    689,358     1.2
                                          850,000    6% due 6/20/2016                                    472,899    493,861     0.8
                                          800,000  Treuhandanstalt, 6.875% due 6/11/2003                 532,016    503,087     0.9
                                                                                                     ----------- ----------   -----
                                                                                                       2,225,460  2,211,299     3.8
====================================================================================================================================
Italy                         Lit   2,250,000,000  Buoni Poliennali del Tesoro (Italian Government
                                                   Bonds), 8.50% due 8/01/2004                         1,464,424  1,504,616     2.6
====================================================================================================================================
Spain                         Pta      80,000,000  Bonos del Estado (Spanish Government Bonds), 7.90%
                                                   due 2/28/2002                                         648,305    602,933     1.0
====================================================================================================================================
Sweden                        Skr       5,800,000  Government of Sweden, 8% due 8/15/2007                879,521    865,701     1.5
====================================================================================================================================
United Kingdom                (pound)     750,000  UK Treasury Gilt, 7.25% due 12/07/2007              1,241,406  1,323,469     2.3
====================================================================================================================================
                                                   Total Investments in Foreign Government Obligations 8,451,659  8,564,059    14.7
====================================================================================================================================
                                                             US Government Obligations
====================================================================================================================================
United States                                      US Treasury Notes and Bonds:
                              US$         500,000    5% due 1/31/1998                                    495,586    499,295     0.9
                                        2,150,000    6% due 8/15/1999                                  2,153,820  2,162,427     3.7
                                          800,000    6.50% due 5/31/2002                                 805,375    822,872     1.4
                                          425,000    6.25% due 2/15/2007                                 428,387    435,493     0.7
                                          635,000    6.625% due 5/15/2007                                642,934    668,636     1.1
                                        2,125,000    6.625% due 2/15/2027                              2,073,855  2,253,159     3.9
====================================================================================================================================
                                                   Total Investments in US Government Obligations      6,599,957  6,841,882    11.7
====================================================================================================================================
                                                   Total Investments in Foreign & US Government
                                                   Obligations                                        15,051,616 15,405,941    26.4
====================================================================================================================================
                                           Shares
                Industries                  Held   US Stocks
====================================================================================================================================
United States   Aerospace & Defense         4,200  AlliedSignal, Inc.                                    157,785    151,200     0.3
                                            5,000  GenCorp, Inc.                                         145,845    122,187     0.2
                                            2,700  United Technologies Corporation                       117,081    189,000     0.3
                                                                                                     ----------- ----------   -----
                                                                                                         420,711    462,387     0.8
                --------------------------------------------------------------------------------------------------------------------
                Airlines                    6,000  US Airways Group Inc.                                 220,454    281,250     0.5
                --------------------------------------------------------------------------------------------------------------------
                Appliances                  5,800  Sunbeam Corp.                                         229,475    262,813     0.5
                --------------------------------------------------------------------------------------------------------------------
                Auto-Related                4,600  Hertz Corporation (Class A)                           141,401    158,988     0.3
                --------------------------------------------------------------------------------------------------------------------
                Automobile Parts            4,300  Federal-Mogul Corporation                             157,301    181,944     0.3
                --------------------------------------------------------------------------------------------------------------------
                Automotive &                7,000  Avis Rent A Car, Inc.                                 152,340    192,063     0.3
                Equipment
                --------------------------------------------------------------------------------------------------------------------
                Banking                     5,800  The Bank of New York Company, Inc.                    157,950    272,963     0.5
                                            4,700  BankAmerica Corp.                                     251,855    336,050     0.6
                                                                                                     ----------- ----------   -----
                                                                                                         409,805    609,013     1.1
                --------------------------------------------------------------------------------------------------------------------
                Banking & Financial         6,000  First Union Corporation                               295,244    294,375     0.5
                --------------------------------------------------------------------------------------------------------------------
                Broadcasting/Cable         14,225  Tele-Communications, Inc. (Class A)                   240,093    325,399     0.6
                                            4,875  Tele-Communications TCI Ventures Group (Class A)       77,795    112,427     0.2
                                                                                                     ----------- ----------   -----
                                                                                                         317,888    437,826     0.8
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                   4,000  du Pont (E.I.) de Nemours & Company                   221,876    227,500     0.4
                --------------------------------------------------------------------------------------------------------------------
                Communication               8,500  WorldCom, Inc.                                        219,474    285,281     0.5
                Equipment
                --------------------------------------------------------------------------------------------------------------------
                Computer Sales              1,100  International Business Machines Corp.                  64,579    107,869     0.2
                --------------------------------------------------------------------------------------------------------------------
                Computer Software           4,650  BMC Software, Inc.                                    196,192    279,581     0.5


                                    14 & 15

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                Global Opportunity Portfolio (continued)
                --------------------------------------------------------------------------------------------------------------------
                                           Shares                                                                         Percent of
COUNTRY         Industries                  Held             US Stocks                                    Cost     Value  Net Assets
====================================================================================================================================
United States   Computer Software           1,050  Microsoft Corporation                             $   123,832 $  136,369     0.2%
(concluded)     (concluded)                 5,512  Oracle Corp.                                          126,046    197,054     0.3
                                                                                                     ----------- ----------   -----
                                                                                                         446,070    613,004     1.0
                --------------------------------------------------------------------------------------------------------------------
                Computers                   3,925  COMPAQ Computer Corp.                                 116,885    250,219     0.4
                                            5,400  Quantum Corporation                                   153,565    170,438     0.3
                                                                                                     ----------- ----------   -----
                                                                                                         270,450    420,657     0.7
                --------------------------------------------------------------------------------------------------------------------
                Containers                  9,200  Owens-Illinois, Inc.                                  273,289    317,400     0.5
                --------------------------------------------------------------------------------------------------------------------
                Cosmetics                   3,400  Avon Products, Inc.                                   236,983    222,700     0.4
                --------------------------------------------------------------------------------------------------------------------
                Electronics                 1,850  Intel Corporation                                     127,865    142,450     0.2
                --------------------------------------------------------------------------------------------------------------------
                Energy                     10,200  Edison International, Inc.                            206,677    261,375     0.4
                --------------------------------------------------------------------------------------------------------------------
                Entertainment               1,800  Royal Caribbean Cruises Ltd.                           73,480     83,588     0.1
                --------------------------------------------------------------------------------------------------------------------
                Financial Services          1,950  American Express Company                              107,458    152,100     0.3
                                            4,900  MGIC Investment Corporation                           196,512    295,531     0.5
                                                                                                     ----------- ----------   -----
                                                                                                         303,970    447,631     0.8
                --------------------------------------------------------------------------------------------------------------------
                Hardware Products           4,500  Black & Decker Corp.                                  154,250    171,281     0.3
                --------------------------------------------------------------------------------------------------------------------
                Health Care                11,789  HEALTHSOUTH Corporation                               319,668    301,356     0.5
                --------------------------------------------------------------------------------------------------------------------
                Health Care Cost            4,000  Oxford Health Plans, Inc.                             258,533    103,250     0.2
                Containment
                --------------------------------------------------------------------------------------------------------------------
                Information                 4,400  Computer Associates International, Inc.               189,764    328,075     0.6
                Processing
                --------------------------------------------------------------------------------------------------------------------
                Insurance                   2,025  Hartford Life, Inc. (Class A)                          67,002     74,798     0.1
                                            9,400  Provident Companies, Inc.                             310,564    313,725     0.5
                                            3,925  Travelers Group Inc.                                  208,764    274,750     0.5
                                            2,200  Travelers Property Casualty Corp. (Class A)            88,807     79,475     0.1
                                            4,700  UNUM Corporation                                      161,377    229,125     0.4
                                                                                                     ----------- ----------   -----
                                                                                                         836,514    971,873     1.6
                --------------------------------------------------------------------------------------------------------------------
                Leisure & Tourism           7,700  Brunswick Corporation                                 193,245    259,875     0.4
                                            7,100  Carnival Corporation (Class A)                        205,985    344,350     0.6
                                                                                                     ----------- ----------   -----
                                                                                                         399,230    604,225     1.0
                --------------------------------------------------------------------------------------------------------------------
                Machinery                   5,100  American Standard Companies, Inc.                     185,809    182,325     0.3
                                            6,700  Ingersoll-Rand Company                                211,138    260,881     0.5
                                                                                                     ----------- ----------   -----
                                                                                                         396,947    443,206     0.8
                --------------------------------------------------------------------------------------------------------------------
                Machinery & Machine Tools   3,600  Harnischfeger Industries, Inc.                        156,087    141,750     0.3
                                            2,800  SPX Corporation                                       159,285    182,700     0.3
                                                                                                     ----------- ----------   -----
                                                                                                         315,372    324,450     0.6
                --------------------------------------------------------------------------------------------------------------------
                Medical Supplies            5,600  DENTSPLY International Inc.                           141,544    158,900     0.3
                --------------------------------------------------------------------------------------------------------------------
                Natural Gas                 5,100  El Paso Natural Gas Co.                               260,662    305,681     0.5
                                            2,900  Enron Corp.                                           111,582    110,200     0.2
                                                                                                     ----------- ----------   -----
                                                                                                         372,244    415,881     0.7
                --------------------------------------------------------------------------------------------------------------------
                Office Equipment            3,200  Danka Business Systems PLC (ADR)*+                    157,610    118,000     0.2
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas Producers         4,200  Smith International, Inc.                             202,498    320,250     0.5
                --------------------------------------------------------------------------------------------------------------------
                Oil Service                 6,100  Dresser Industries, Inc.                              146,429    256,962     0.4
                                            2,000  Schlumberger Ltd.                                      73,712    175,000     0.3
                                                                                                     ----------- ----------   -----
                                                                                                         220,141    431,962     0.7
                --------------------------------------------------------------------------------------------------------------------
                Petroleum                   4,900  Unocal Corp.                                          166,650    202,125     0.3
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals             3,200  American Home Products Corporation                    197,463    237,200     0.4
                                            1,300  Merck & Co., Inc.                                      79,216    116,025     0.2
                                                                                                     ----------- ----------   -----
                                                                                                         276,679    353,225     0.6
                --------------------------------------------------------------------------------------------------------------------
                Railroads                   2,700  Burlington Northern Santa Fe Corp.                    231,374    256,500     0.4
                --------------------------------------------------------------------------------------------------------------------
                Real Estate                 7,000  Glenborough Realty Trust, Inc.                        175,000    179,375     0.3
                Investment Trusts           5,500  Prentiss Properties Trust                             114,074    156,406     0.3
                                            4,600  Starwood Lodging Trust                                205,717    275,137     0.5
                                                                                                     ----------- ----------   -----
                                                                                                         494,791    610,918     1.1
                --------------------------------------------------------------------------------------------------------------------
                Retail                      2,900  Safeway, Inc.                                         160,566    168,562     0.3
                --------------------------------------------------------------------------------------------------------------------
                Retail--Drug Stores         5,055  Rite Aid Corporation                                  185,578    300,141     0.5
                --------------------------------------------------------------------------------------------------------------------
                Retail Trade                3,900  Sears, Roebuck & Co.                                  182,902    163,312     0.3
                --------------------------------------------------------------------------------------------------------------------
                Semiconductors              5,700  National Semiconductor Corporation                    232,238    205,200     0.4
                --------------------------------------------------------------------------------------------------------------------
                Transport Services          6,000  OMI Corp.                                              77,694     71,625     0.1
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in US Stocks                     10,762,119 13,034,431    22.3
====================================================================================================================================
                                                              Foreign Stocks
====================================================================================================================================
Argentina       Petroleum                  14,600  Yacimientos Petroliferos Fiscales S.A. (ADR)*         326,343    467,200     0.8
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Argentina                             326,343    467,200     0.8
====================================================================================================================================
Australia       Diversified                50,200  Broken Hill Proprietary Co., Ltd.                     660,237    499,084     0.8
                Resources Company
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Australia                             660,237    499,084     0.8
====================================================================================================================================
Brazil          Banking                     8,100  Uniao de Bancos Brasileiros S.A. (Unibanco) (GDR)**   273,418    220,725     0.4
                --------------------------------------------------------------------------------------------------------------------
                Beverages                  93,000  Companhia Cervejaria Brahma S.A. PN (Preferred)       533,409    558,935     0.9
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications          5,300  Telecomunicacoes Brasileiras S.A.-Telebras PN (ADR)*  347,246    537,950     0.9
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Brazil                              1,154,073  1,317,610     2.2
====================================================================================================================================
Canada          Automotive Parts            7,000  Magna International, Inc. (Class A)                   342,201    461,125     0.8
                --------------------------------------------------------------------------------------------------------------------
                Entertainment              13,200  Imax Corp.                                            210,684    333,300     0.6
                --------------------------------------------------------------------------------------------------------------------
                Oil Services               30,000  Gulf Canada Resources Ltd.                            278,574    251,250     0.4
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Canada                                831,459  1,045,675     1.8
====================================================================================================================================


                                    16 & 17

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                Global Opportunity Portfolio (continued)
                --------------------------------------------------------------------------------------------------------------------
                                           Shares                                                                         Percent of
COUNTRY         Industries                  Held             Foreign Stocks                               Cost     Value  Net Assets
====================================================================================================================================
Finland         Holding Company            17,000  Amer Group Ltd.                                   $   306,406 $  355,470     0.6%
                --------------------------------------------------------------------------------------------------------------------
                Paper & Forest             24,000  UPM-Kymmene Corp.                                     500,294    530,649     0.9
                Products
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals             9,800  Orion-yhtyma OY (Class B)                             372,233    362,401     0.6
                --------------------------------------------------------------------------------------------------------------------
                Transportation             10,800  Finnlines OY                                          211,570    396,244     0.7
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Finland                             1,390,503  1,644,764     2.8
====================================================================================================================================
France          Insurance                  14,300  Scor S.A.                                             559,756    664,522     1.1
                --------------------------------------------------------------------------------------------------------------------
                Semiconductor               3,800  SGS-Thomson Microelectronics N.V. (NY Registered)     143,296    270,750     0.5
                Capital Equipment
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in France                                703,052    935,272     1.6
====================================================================================================================================
Germany         Banking                     4,500  Bayerische Vereinsbank AG                             271,327    261,613     0.4
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                     600  Henkel KGaA                                            26,670     29,301     0.0
                                            5,400  Henkel KGaA (Preferred)                               229,478    280,972     0.5
                                                                                                     ----------- ----------   -----
                                                                                                         256,148    310,273     0.5
                --------------------------------------------------------------------------------------------------------------------
                Electronics                 9,950  Siemens AG                                            504,790    613,740     1.1
                --------------------------------------------------------------------------------------------------------------------
                Machinery &                 1,350  Mannesmann AG                                         467,510    571,362     1.0
                Equipment
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Germany                             1,499,775  1,756,988     3.0
====================================================================================================================================
Indonesia       Telecommunications         24,400  P.T. Indonesian Satellite Corp. (ADR)*                743,076    577,975     1.0
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Indonesia                             743,076    577,975     1.0
====================================================================================================================================
Italy           Apparel                     9,500  Gucci Group N.V. (NY Registered)                      678,646    345,563     0.6
                --------------------------------------------------------------------------------------------------------------------
                Machinery                  71,000  Danieli & Co.                                         266,366    277,521     0.5
                --------------------------------------------------------------------------------------------------------------------
                Publishing                 57,000  Mondadori (Arnoldo) Editore S.p.A.                    431,458    457,066     0.8
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Italy                               1,376,470  1,080,150     1.9
====================================================================================================================================
Japan           Building &                 68,000  Maeda Corp.                                           498,360    284,535     0.5
                Construction               56,000  Okumura Corp.                                         454,377    265,535     0.5
                                                                                                     ----------- ----------   -----
                                                                                                         952,737    550,070     1.0
                --------------------------------------------------------------------------------------------------------------------
                Building Products          25,000  Matsushita Electric Works, Ltd.                       284,565    226,687     0.4
                --------------------------------------------------------------------------------------------------------------------
                Capital Goods              89,000  Mitsubishi Heavy Industries, Ltd.                     651,454    437,559     0.7
                --------------------------------------------------------------------------------------------------------------------
                Consumer--Electronics       4,000  Rohm Company Ltd.                                     262,940    395,974     0.7
                --------------------------------------------------------------------------------------------------------------------
                Consumer--Miscellaneous    12,000  Amway Japan Ltd.                                      422,805    315,448     0.5
                --------------------------------------------------------------------------------------------------------------------
                Electrical Equipment      138,000  Mitsubishi Electric Corp.                             824,890    460,344     0.8
                                            6,000  Sony Corporation                                      439,896    498,627     0.9
                                                                                                     ----------- ----------   -----
                                                                                                       1,264,786    958,971     1.7
                --------------------------------------------------------------------------------------------------------------------
                Electronics                15,000  Matsushita Electric Industrial Co., Ltd.              247,149    252,059     0.4
                --------------------------------------------------------------------------------------------------------------------
                Insurance                  50,000  Tokio Marine & Fire Insurance Co., Ltd.               537,609    499,127     0.9
                --------------------------------------------------------------------------------------------------------------------
                Retail                      5,000  Autobacs Seven Co., Ltd.                              328,783    260,794     0.4
                --------------------------------------------------------------------------------------------------------------------
                Textiles                  102,000  Toray Industries Inc.                                 624,943    568,505     1.0
                --------------------------------------------------------------------------------------------------------------------
                Tires & Rubber             20,000  Bridgestone Corp.                                     359,548    432,576     0.7
                --------------------------------------------------------------------------------------------------------------------
                Warehouse & Storage        55,000  Mitsui-Soko Co., Ltd.                                 396,640    222,361     0.4
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Japan                               6,333,959  5,120,131     8.8
====================================================================================================================================
Mexico          Beverages                  12,300  Panamerican Beverages, Inc. (Class A)                 294,698    381,300     0.7
                --------------------------------------------------------------------------------------------------------------------
                Conglomerates              42,800  Grupo Carso, S.A. de C.V. (ADR)*                      555,727    535,000     0.9
                --------------------------------------------------------------------------------------------------------------------
                Financial Services         22,000  Grupo Financiero Bancomer, S.A. de C.V. (ADR)*        316,997    203,500     0.3
                --------------------------------------------------------------------------------------------------------------------
                Utilities--                 6,200  Telefonos de Mexico, S.A. de C.V. (Telmex)
                Communications                     (ADR)*                                                245,966    268,150     0.5
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Mexico                              1,413,388  1,387,950     2.4
====================================================================================================================================
Netherlands     Banking                    31,600  ABN AMRO Holding N.V.                                 466,422    636,821     1.1
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in the Netherlands                       466,422    636,821     1.1
====================================================================================================================================
Norway          Transportation             57,089  Color Line ASA                                        230,614    248,496     0.4
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Norway                                230,614    248,496     0.4
====================================================================================================================================
Philippines     Beverages                 343,700  San Miguel Corp. (Class B)                            835,127    386,785     0.7
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in the Philippines                       835,127    386,785     0.7
====================================================================================================================================
South Africa    Diversified                43,000  Sasol Limited                                         505,901    518,503     0.9
                --------------------------------------------------------------------------------------------------------------------
                Insurance                  19,400  De Beers Consolidated Mines Ltd. (ADR)*               664,431    463,175     0.8
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in South Africa                        1,170,332    981,678     1.7
====================================================================================================================================
South Korea     Engineering &               4,200  Hyundai Engineering & Construction Co., Ltd.
                                                   (GDR)**                                                53,912      9,198     0.0
                Construction                   74  Hyundai Engineering & Construction Co., Ltd.
                                                   (New) (GDR)**                                             950        162     0.0
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in South Korea                            54,862      9,360     0.0
====================================================================================================================================
Spain           Petroleum                  13,500  Repsol S.A. (ADR)*                                    484,459    573,750     1.0
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Spain                                 484,459    573,750     1.0
====================================================================================================================================
Sweden          Banking                    16,200  Sparbanken Sverige AB (Class A)                       207,538    368,098     0.7
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                  17,000  Perstorp AB (Class B)                                 318,484    299,932     0.5
                --------------------------------------------------------------------------------------------------------------------
                Electronics                 9,000  Spectra-Physics AB (Class A)                          274,607    244,196     0.4
                --------------------------------------------------------------------------------------------------------------------
                Investment                 20,300  Bure Investment AB                                    192,973    248,266     0.4
                Management
                --------------------------------------------------------------------------------------------------------------------
                Real Estate                12,200  Castellum AB                                           81,843    114,145     0.2
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Sweden                              1,075,445  1,274,637     2.2
====================================================================================================================================


                                    18 & 19

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                Global Opportunity Portfolio (continued)
                --------------------------------------------------------------------------------------------------------------------
                                           Shares                                                                         Percent of
COUNTRY         Industries                  Held             Foreign Stocks                               Cost     Value  Net Assets
====================================================================================================================================
Switzerland     Electrical Equipment          435  ABB AG                                            $   466,462 $  568,882     .0%
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals             5,800  Novartis AG (ADR)*                                    311,537    452,400     0.8
                                               60  Roche Holding AG                                      502,766    529,058     0.9
                                                                                                     ----------- ----------   -----
                                                                                                         814,303    981,458     1.7
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in Switzerland                         1,280,765  1,550,340     2.7
====================================================================================================================================
United Kingdom  Automobile Parts          193,300  LucasVarity PLC                                       640,803    663,153     1.1
                --------------------------------------------------------------------------------------------------------------------
                Beverages                  61,300  Grand Metropolitan PLC                                442,059    553,262     0.9
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                  12,600  Imperial Chemical Industries PLC                      154,919    186,012     0.3
                                            7,500  Imperial Chemical Industries PLC (ADR)*               389,042    449,062     0.8
                                                                                                     ----------- ----------   -----
                                                                                                         543,961    635,074     1.1
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining            39,000  Rio Tinto PLC                                         593,026    502,475     0.9
                --------------------------------------------------------------------------------------------------------------------
                Retail Trade               30,000  Dixons Group PLC                                      315,904    350,786     0.6
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Stocks in the United Kingdom                  2,535,753  2,704,750     4.6
====================================================================================================================================
                                                   Total Investments in Foreign Stocks                24,566,114 24,199,416    41.5
====================================================================================================================================
                                                   Total Investments in US & Foreign Stocks           35,328,233 37,233,847    63.8
====================================================================================================================================
                                          Face
                                         Amount                   Issue
====================================================================================================================================
SHORT-TERM      Commercial Paper***  US$1,844,000  General Motors Acceptance Corp., 5.75% due
SECURITIES                                         11/03/1997                                          1,843,411  1,843,411     3.1
                --------------------------------------------------------------------------------------------------------------------
                US Government Agency    5,000,000  Federal Home Loan Mortgage Corp., 5.52%
                Obligations***                     due 11/07/1997                                      4,995,400  4,995,400     8.6
                --------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Short-Term Securities          6,838,811  6,838,811    11.7
====================================================================================================================================
                Total Investments                                                                    $57,218,660 59,478,599   101.9
                                                                                                     ===========
                Unrealized Depreciation on Forward Foreign Exchange Contracts++                                    (167,432)   (0.3)

                Liabilities in Excess of Other Assets                                                              (949,559)   (1.6)
                                                                                                                -----------   -----
                Net Assets                                                                                      $58,361,608   100.0%
                                                                                                                ===========   =====
====================================================================================================================================
                Net Asset Value: Class A--Based on net assets of $166,851 and 13,039 shares outstanding         $     12.80
                                                                                                                ===========
                                 Class B--Based on net assets of $39,819,057 and 3,158,296 shares outstanding   $     12.61
                                                                                                                ===========
                                 Class C--Based on net assets of $15,334,437 and 1,218,020 shares outstanding   $     12.59
                                                                                                                ===========
                                 Class D--Based on net assets of $3,041,263 and 238,337 shares outstanding      $     12.76
                                                                                                                ===========
====================================================================================================================================

*     American Depositary Receipts (ADR).
**    Global Depositary Receipts (GDR).
*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
+ Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced and sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.
++ Forward foreign exchange contracts sold as of October 31, 1997 were as follows:

---------------------------------------------------------
                                             Unrealized
    Foreign                  Expiration     Appreciation
    Currency Sold               Date       (Depreciation)
---------------------------------------------------------
A$             800,000      November 1997    $  27,746
Chf          1,050,000      November 1997      (35,187)
Dkr          2,440,000      December 1997       (3,439)
DM           3,624,000      November 1997      (40,782)
Fmk          4,320,000      November 1997      (12,778)
Frf          4,700,000      November 1997      (27,571)
(pound)      1,320,000       January 1998      (75,237)
Lit      2,200,000,000      December 1997       (1,809)
Pta         78,300,000      November 1997       (9,176)
Skr          6,555,000      December 1997       (3,694)
Y          275,000,000      November 1997       14,495
---------------------------------------------------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts Sold--Net
(US$ Commitment--$12,500,431)                $(167,432)
                                             =========
---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                          (in US dollars)

Growth Opportunity Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                  Shares                                                                                Percent of
Industries                         Held                 Common Stocks                           Cost          Value     Net Assets
==================================================================================================================================
Advertising                        5,100      Interpublic Group of Companies, Inc.         $   153,631    $   242,250          0.7%
----------------------------------------------------------------------------------------------------------------------------------
Banking & Financial                8,000      Banc One Corp.                                   372,883        417,000          1.3
                                  11,800      BankAmerica Corp.                                854,924        843,700          2.6
                                   7,000      Citicorp                                         918,245        875,438          2.7
                                  12,000      Mellon Bank Corporation                          650,688        618,750          1.9
                                   9,000      State Street Corp.                               425,664        501,750          1.5
                                                                                           -----------    -----------       ------
                                                                                             3,222,404      3,256,638         10.0
----------------------------------------------------------------------------------------------------------------------------------
Beverages                          4,000      The Coca-Cola Company                            242,115        226,000          0.7
----------------------------------------------------------------------------------------------------------------------------------
Communication Equipment            3,700      Cisco Systems, Inc.                              246,996        303,400          0.9
                                  27,200      FORE Systems, Inc.                               615,177        440,300          1.4
                                   5,200      Lucent Technologies, Inc.                        348,467        428,675          1.3
                                  14,500      Newbridge Networks Corp.                         614,672        768,500          2.4
                                   8,500      Northern Telecom Limited                         671,434        762,344          2.3
                                  12,500      Telefonaktiebolaget LM Ericsson (ADR)*           507,741        553,125          1.7
                                                                                           -----------    -----------       ------
                                                                                             3,004,487      3,256,344         10.0
----------------------------------------------------------------------------------------------------------------------------------
Computers                         19,250      COMPAQ Computer Corp.                            727,664      1,227,188          3.8
                                   3,000      Hewlett-Packard Co.                              153,435        185,063          0.6
                                                                                           -----------    -----------       ------
                                                                                               881,099      1,412,251          4.4
----------------------------------------------------------------------------------------------------------------------------------
Cosmetics                          3,000      Gillette Company (The)                           235,700        267,188          0.8
                                   1,500      International Flavors & Fragrances Inc.           66,304         72,563          0.2
                                                                                           -----------    -----------       ------
                                                                                               302,004        339,751          1.0
----------------------------------------------------------------------------------------------------------------------------------


                                     20 & 21

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

Growth Opportunity Portfolio (concluded)
----------------------------------------------------------------------------------------------------------------------------------
                                  Shares                                                                                Percent of
Industries                         Held                 Common Stocks                           Cost          Value     Net Assets
==================================================================================================================================
Electrical Equipment               2,000      Emerson Electric Company                     $   108,040    $   104,875          0.3%
                                  15,500      General Electric Co.                             784,195      1,000,719          3.1
                                   3,000      Honeywell, Inc.                                  219,293        204,188          0.6
                                                                                           -----------    -----------       ------
                                                                                             1,111,528      1,309,782          4.0
----------------------------------------------------------------------------------------------------------------------------------
Electronics                       13,000      Intel Corp.                                      931,828      1,001,000          3.1
----------------------------------------------------------------------------------------------------------------------------------
Energy                             9,800      El Paso Natural Gas Co.                          487,253        587,388          1.8
                                  11,000      Enron Corp.                                      464,926        418,000          1.3
                                                                                           -----------    -----------       ------
                                                                                               952,179      1,005,388          3.1
----------------------------------------------------------------------------------------------------------------------------------
Entertainment                      7,000      Viacom, Inc. (Class A)                           260,392        209,125          0.6
                                   5,500      Walt Disney Co.                                  410,785        452,375          1.4
                                                                                           -----------    -----------       ------
                                                                                               671,177        661,500          2.0
----------------------------------------------------------------------------------------------------------------------------------
Financial Services                 7,800      American Express Company                         622,579        608,400          1.9
                                  20,000      Federal National Mortgage Association            871,908        968,750          3.0
                                  14,000      The Travelers Group, Inc.                        796,489        980,000          3.0
                                                                                           -----------    -----------       ------
                                                                                             2,290,976      2,557,150          7.9
----------------------------------------------------------------------------------------------------------------------------------
Food                               3,000      ConAgra, Inc.                                     70,590         90,375          0.3
                                   2,000      Wrigley (Wm.) Jr. Co.                            128,603        144,750          0.4
                                                                                           -----------    -----------       ------
                                                                                               199,193        235,125          0.7
----------------------------------------------------------------------------------------------------------------------------------
Food Merchandising                 8,000      Albertsons, Inc.                                 301,780        295,000          0.9
                                  11,000      Meyer (Fred), Inc.                               242,328        314,187          1.0
                                                                                           -----------    -----------       ------
                                                                                               544,108        609,187          1.9
----------------------------------------------------------------------------------------------------------------------------------
Hotels                             1,000      Marriott International, Inc.                      46,921         69,750          0.2
----------------------------------------------------------------------------------------------------------------------------------
Household Products                 8,000      Colgate-Palmolive Co.                            526,400        518,000          1.6
                                   1,500      Kimberly-Clark Corp.                              56,995         77,906          0.2
                                   8,000      Procter & Gamble Company                         460,197        544,000          1.7
                                                                                           -----------    -----------       ------
                                                                                             1,043,592      1,139,906          3.5
----------------------------------------------------------------------------------------------------------------------------------
Information Processing            18,000      First Data Corp.                                 647,332        523,125          1.6
----------------------------------------------------------------------------------------------------------------------------------
Insurance                          1,000      Aetna Inc.                                        82,249         71,062          0.2
                                   2,250      American International Group, Inc.               160,349        229,641          0.7
                                                                                           -----------    -----------       ------
                                                                                               242,598        300,703          0.9
----------------------------------------------------------------------------------------------------------------------------------
Leisure                            8,500      Polygram N.V. (NY Registered Shares)             446,700        474,406          1.5
----------------------------------------------------------------------------------------------------------------------------------
Medical Technology                 8,300      Boston Scientific Corp.                          470,698        377,650          1.2
                                   5,000      Johnson & Johnson                                275,816        286,875          0.9
                                                                                           -----------    -----------       ------
                                                                                               746,514        664,525          2.1
----------------------------------------------------------------------------------------------------------------------------------
Oil & Services                    14,000      Baker Hughes, Inc.                               540,228        643,125          2.0
                                  16,800      Diamond Offshore Drilling, Inc.                  716,933      1,045,800          3.2
                                  12,000      Schlumberger, Ltd.                               651,710      1,050,000          3.2
                                                                                           -----------    -----------       ------
                                                                                             1,908,871      2,738,925          8.4
----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                   11,000      Amgen, Inc.                                      669,875        541,062          1.7
                                   3,500      Bristol-Myers Squibb Co.                         261,552        307,125          0.9
                                   4,000      Merck & Co., Inc.                                316,381        357,000          1.1
                                   5,500      Pfizer, Inc.                                     260,241        389,125          1.2
                                                                                           -----------    -----------       ------
                                                                                             1,508,049      1,594,312          4.9
----------------------------------------------------------------------------------------------------------------------------------
Photography                        2,000      Eastman Kodak Co.                                141,535        119,750          0.4
----------------------------------------------------------------------------------------------------------------------------------
Pollution Control                    500      Waste Management, Inc.                            14,160         11,687          0.0
----------------------------------------------------------------------------------------------------------------------------------
Restaurants                        3,000      McDonald's Corp.                                 142,703        134,437          0.4
----------------------------------------------------------------------------------------------------------------------------------
Retail--Specialty                 17,500      Staples, Inc.                                    451,082        457,187          1.4
----------------------------------------------------------------------------------------------------------------------------------
Retail Stores                     11,500      CVS Corporation                                  642,991        705,094          2.2
                                  24,500      Wal-Mart Stores, Inc.                            829,302        860,562          2.6
                                  23,000      Walgreen Co.                                     570,194        646,875          2.0
                                                                                           -----------    -----------       ------
                                                                                             2,042,487      2,212,531          6.8
----------------------------------------------------------------------------------------------------------------------------------
Software--Computer                11,500      Baan Company, N.V. (ADR)*                        652,000        806,437          2.5
                                   2,000      Microsoft Corp.                                  208,687        259,750          0.8
                                  18,000      Oracle Corp.                                     590,516        643,500          2.0
                                   9,000      SAP AG (Systeme, Anwendungen, Produkte in
                                              der Datenverarbeitung) (ADR)*                    534,375        882,000          2.7
                                                                                           -----------    -----------       ------
                                                                                             1,985,578      2,591,687          8.0
----------------------------------------------------------------------------------------------------------------------------------
Toys                               8,000      Mattel, Inc.                                     290,588        311,000          1.0
----------------------------------------------------------------------------------------------------------------------------------
Travel & Lodging                   3,500      Carnival Corporation (Class A)                   143,764        169,750          0.5
----------------------------------------------------------------------------------------------------------------------------------
                                              Total Investments in Common Stocks            26,309,203     29,626,047         91.1
==================================================================================================================================
                                 Face
                                Amount                   Short-Term Securities
==================================================================================================================================
US Government Agency          $2,778,000      Federal Home Loan Mortgage Corp., 5.65%
Obligations**                                 due 11/03/1997                                 2,777,128      2,777,128          8.5
----------------------------------------------------------------------------------------------------------------------------------
                                              Total Investments in Short-Term Securities     2,777,128      2,777,128          8.5
==================================================================================================================================
Total Investments                                                                          $29,086,331     32,403,175         99.6
                                                                                           ===========
Other Assets Less Liabilities                                                                                 117,478          0.4
                                                                                                          -----------       ------
Net Assets                                                                                                $32,520,653        100.0%
                                                                                                          ===========       ======
==================================================================================================================================
Net Asset Value:Class A--Based on net assets of $149,622 and 10,547 shares outstanding                    $     14.19
                                                                                                          ===========
                Class B--Based on net assets of $20,946,622 and 1,503,227 shares outstanding              $     13.93
                                                                                                          ===========
                Class C--Based on net assets of $10,031,190 and 720,421 shares outstanding                $     13.92
                                                                                                          ===========
                Class D--Based on net assets of $1,393,219 and 98,465 shares outstanding                  $     14.15
                                                                                                          ===========
==================================================================================================================================

*     American Depositary Receipts (ADR).
** Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.


                                    22 & 23

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                      Quality Bond Portfolio
                      --------------------------------------------------------------------------------------------------------------
                      S&P    Moody's  Face
INDUSTRIES          Ratings  Ratings  Amount                        Bonds & Notes                                Cost        Value
====================================================================================================================================
Asset-Backed          AAA     Aaa   $ 150,000  Arcadia Automobile Receivables Trust, 6.10% due 6/15/2000 (a)  $  149,971  $  150,329
Securities--1.5%
====================================================================================================================================
Banking--12.5%        A       A2      250,000  Bank of New York Company Inc. (The), 7.875% due 11/15/2002        276,675     267,103
                      A+      Aa3     250,000  BankAmerica Corp., 6.65% due 5/01/2001                            249,863     253,100
                      A       A2      253,000  First Chicago Corp., 9% due 6/15/1999                             268,428     264,598
                      AA-     Aa3     250,000  Norwest Corporation, 6.75% due 5/12/2000                          249,627     254,553
                      A-      A2      200,000  Wells Fargo & Company, 8.375% due 5/15/2002                       213,120     215,680
                                                                                                              ----------   ---------
                                                                                                               1,257,713   1,255,034
====================================================================================================================================
Financial Services--  A       A2      200,000  Bear Stearns Co., 6.75% due 8/15/2000                             198,730     202,434
14.9%                 A       A2      250,000  Beneficial Corporation, 6.80% due 9/16/2003                       250,000     255,066
                      A-      Baa1     38,000  Donaldson, Lufkin & Jenrette Inc., 6.875% due 11/01/2005           37,694      38,789
                      AA      Aa2     200,000  MBIA, Inc., 7.15% due 7/15/2027                                   199,510     209,112
                      A+      A1      300,000  Morgan Stanley Group, Inc., 6.875% due 3/01/2007                  298,923     304,572
                      A       A2      150,000  Smith Barney Holdings, Inc., 7.375% due 5/15/2007                 149,866     156,900
                      A+      Aa3     100,000  Travelers Capital II, 7.75% due 12/01/2036                        100,170     101,235
                      AA-     Aa3     200,000  The Travelers Group, Inc., 7.875% due 5/15/2025                   205,616     222,154
                                                                                                              ----------   ---------
                                                                                                               1,440,509   1,490,262
====================================================================================================================================
Financial Services--  A+      A2      200,000  American General Finance Corp., 7.70% due 11/15/1997              203,396     200,024
Consumer--5.5%        AA-     Aa3     200,000  Associates Corp. of North America, 5.25% due 9/01/1998            193,918     199,068
                      A       NR*     150,000  CIT Capital Trust I, 7.70% due 2/15/2027                          149,316     150,147
                                                                                                              ----------   ---------
                                                                                                                 546,630     549,239
====================================================================================================================================
Industrial--Consumer  A+      A1      100,000  Anheuser-Busch Co., Inc., 8.75% due 12/01/1999                    107,905     105,366
Goods--5.4%           A+      A1      100,000  Bass America, Inc., 8.125% due 3/31/2002                          105,928     107,158
                      A-      A2      100,000  Sears, Roebuck & Co., 9.25% due 4/15/1998                         106,444     101,525
                      AA      Aa2     200,000  Wal-Mart Stores, Inc., 8.50% due 9/15/2024                        207,350     222,318
                                                                                                              ----------   ---------
                                                                                                                 527,627     536,367
====================================================================================================================================
Industrial--          AA      Aa2     175,000  BP America Inc., 9.375% due 11/01/2000                            200,263     190,367
Energy--1.9%
====================================================================================================================================
Industrial--          A       A2      150,000  Carnival Cruise Lines, Inc., 7.70% due 7/15/2004                  156,745     160,525
Other--10.2%          A       A1      200,000  Ford Motor Credit Company, 7% due 9/25/2001                       199,204     204,566
                      A-      A3      100,000  General Motors Acceptance Corp., 8.50% due 1/01/2003              108,510     108,966
                      BBB+    A3      250,000  Lockheed Martin Corp., 6.55% due 5/15/1999                        249,880     252,152
                      A       A1       90,000  PPG Industries, Inc., 6.50% due 11/01/2007                         89,725      89,725
                      BBB     Baa3    200,000  Seagate Technology, 7.125% due 3/01/2004                          199,650     202,716
                                                                                                              ----------   ---------
                                                                                                               1,003,714   1,018,650
====================================================================================================================================
Industrial--          A       A2      240,631  Disney Enterprises Inc., 6.85% due 1/10/2007 (a)                  240,468     246,045
Services--3.6%        BBB-    Baa3    100,000  Time Warner Entertainment, 8.375% due 3/15/2023                   107,029     109,626
                                                                                                              ----------   ---------
                                                                                                                 347,497     355,671
====================================================================================================================================
Manufacturing--2.0%   BBB+    A3      200,000  Applied Materials, Inc., 6.75% due 10/15/2007                     199,870     203,886
====================================================================================================================================
Supranational--       AAA     Aaa     200,000  Asian Development Bank, 6.125% due 3/09/2004                      198,300     200,658
2.0%
====================================================================================================================================
US Government                                  US Treasury Notes:
Obligations--12.4%    AAA     Aaa     150,000  7.125% due 10/15/1998                                             158,086     152,155
                      AAA     Aaa     200,000  6.375% due 5/15/1999                                              200,469     202,156
                      AAA     Aaa     200,000  7.50% due 11/15/2001                                              210,406     212,312
                      AAA     Aaa     150,000  6.25% due 2/15/2003                                               149,695     153,117
                      AAA     Aaa     200,000  5.875% due 2/15/2004                                              194,031     200,750
                      AAA     Aaa     300,000  7.25% due 8/15/2004                                               321,937     323,298
                                                                                                              ----------   ---------
                                                                                                               1,234,624   1,243,788
====================================================================================================================================
Utilities--           A+      A2      300,000  Alltel Corp., 6.75% due 9/15/2005                                 295,380     304,521
Communications--
3.0%
====================================================================================================================================
Utilities--           A+      Aa3     200,000  Duke Power Co., 8% due 11/01/1999                                 208,016     207,360
Electric--8.2%        AA-     Aa3     250,000  Northern States Power Company, 7.125% due 7/01/2025               254,800     263,767
                      A-      A3      180,000  Public Service Electric & Gas Co., 7.125% due 11/01/1997          181,514     179,831
                      A       A2      150,000  Virginia Electric & Power Co., 8.625% due 10/01/2024              166,200     169,270
                                                                                                              ----------   ---------
                                                                                                                 810,530     820,228
====================================================================================================================================
Yankees               BBB+    Baa3    200,000  Fairfax Financial Holdings, Ltd., 7.75% due 7/15/2037             199,002     204,620
Corporate--4.7%       A+      A3      250,000  Mass Transit Railway Corp., 7.25% due 10/01/2005                  260,325     261,002
                                                                                                              ----------   ---------
                                                                                                                 459,327     465,622
====================================================================================================================================
Yankees               A+      A2      150,000  Province of Quebec, 7.125% due 2/09/2024                          150,195     149,820
Sovereign--1.5%
====================================================================================================================================
                                               Total Investments in Bonds & Notes--89.3%                       8,822,150   8,934,442
====================================================================================================================================
SHORT-TERM
SECURITIES                                                           Issue
====================================================================================================================================
US Government                         810,000  Federal Home Loan Mortgage Corp., 5.65% due 11/03/1997            810,000     810,000
Agency
Obligations**--8.1%
====================================================================================================================================
                                               Total Investments in Short-Term Securities--8.1%                  810,000     810,000
====================================================================================================================================
                      Total Investments--97.4%                                                                $9,632,150   9,744,442
                                                                                                              ==========
                      Other Assets Less Liabilities--2.6%                                                                    255,308
                                                                                                                          ----------
                      Net Assets--100.0%                                                                                  $9,999,750
                                                                                                                          ==========
====================================================================================================================================
                      Net Asset Value:         Class A--Based on net assets of $1,480,518 and 147,919 shares outstanding  $    10.01
                                                                                                                          ==========
                                               Class B--Based on net assets of $5,490,540 and 548,871 shares outstanding  $    10.00
                                                                                                                          ==========
                                               Class C--Based on net assets of $2,482,507 and 248,188 shares outstanding  $    10.00
                                                                                                                          ==========
                                               Class D--Based on net assets of $546,185 and 54,602 shares outstanding     $    10.00
                                                                                                                          ==========
====================================================================================================================================

(a)   Subject to principal paydowns.
*     Not Rated.
** Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.


                                    24 & 25

                     Merrill Lynch Asset Builder Program, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                      US Government Securities Portfolio
                      --------------------------------------------------------------------------------------------------------------
                                                                                  Face   Interest        Maturity
                      Issue                                                      Amount    Rate           Date(s)           Value
====================================================================================================================================
US Government Agency  Federal Home Loan Mortgage Corporation                   $1,106,854  11.50 %       6/01/2019      $ 1,253,102
Mortgage-Backed       Federal Home Loan Mortgage Corporation--Gold Program        700,000   6.00(1)    7-Year TBA(2)        692,776
Obligations*--72.1%   Federal Home Loan Mortgage Corporation--Gold Program      2,697,751   6.50   3/01/2012-10/01/2012   2,696,887
                      Government National Mortgage Association                    500,000   6.50         1/01/2027          494,530
                      Government National Mortgage Association                  1,000,000   7.00         1/01/2027        1,005,620
                      Government National Mortgage Association                  1,862,264   7.50   10/01/2025-12/15/2026  1,905,516
====================================================================================================================================
                      Total US Government Agency Mortgage-Backed Obligations (Cost--$7,920,073)                           8,048,431
====================================================================================================================================
US Government         US Treasury Notes                                         1,900,000  5.875        11/15/2005        1,897,321
Obligations--24.1%    US Treasury STRIPS***                                       300,000  6.345+        8/15/2001          241,965
                      US Treasury STRIPS***                                       850,000  6.065+        5/15/2005          546,525
====================================================================================================================================
                      Total US Government Obligations (Cost--$2,622,963)                                                  2,685,811
====================================================================================================================================
SHORT-TERM              Face
SECURITIES              Amount                        Issue
====================================================================================================================================
Repurchase            $2,462,000  Nikko Securities Company, purchased on 10/31/1997
Agreements**--                    to yield 5.68% to 11/03/1997                                                            2,462,000
22.0%
====================================================================================================================================
                      Total Investments in Short-Term Securities (Cost--$2,462,000)                                       2,462,000
====================================================================================================================================
                      Total Investments (Cost--$13,005,036)--118.2%                                                      13,196,242
                      Liabilities in Excess of Other Assets--(18.2%)                                                     (2,029,143)
                                                                                                                        -----------
                      Net Assets--100.0%                                                                                $11,167,099
                                                                                                                        ===========
====================================================================================================================================
Net Asset Value:            Class A--Based on net assets of $3,580,641 and 343,026 shares outstanding                   $     10.44
                                                                                                                        ===========
                            Class B--Based on net assets of $5,293,522 and 507,141 shares outstanding                   $     10.44
                                                                                                                        ===========
                            Class C--Based on net assets of $1,987,577 and 190,459 shares outstanding                   $     10.44
                                                                                                                        ===========
                            Class D--Based on net assets of $305,359 and 29,241 shares outstanding                      $     10.44
                                                                                                                        ===========
====================================================================================================================================

* Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
***   STRIPS--Separate Trading of Registered Interest and Principal of
      Securities.
+ Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.
(1) Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
(2) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

EQUITY PORTFOLIO CHANGES

                  For the Quarter Ended October 31, 1997
====================================================================================================================================
FUNDAMENTAL
VALUE PORTFOLIO
====================================================================================================================================
Additions        Aetna Inc.                        Crown Cork & Seal Company, Inc.                IMC Global, Inc.
                 Circus Circus Enterprises, Inc.   General Signal Corporation                     Whirlpool Corporation
====================================================================================================================================
Deletions        American Exploration Co.          Tandem Computers, Inc.
====================================================================================================================================
GLOBAL
OPPORTUNITY
PORTFOLIO
====================================================================================================================================
Additions        Avis Rent A Car, Inc.             Glenborough Realty Trust, Inc.                 Provident Companies, Inc.
                 Avon Products, Inc.               Grupo Financiero Bancomer, S.A. de C.V. (ADR)  Royal Caribbean Cruises Ltd.
                 Bayerische Vereinsbank AG         Gulf Canada Resources Ltd.                     SPX Corporation
                 Danka Business Systems PLC (ADR)  * Gulf Indonesia Resources Ltd.                Spectra-Physics AB (Class A)
                 Dixons Group PLC                  Harnischfeger Industries, Inc.                 Tele-Communications TCI Ventures
                 Federal-Mogul Corporation         National Semiconductor Corporation               Group (Class A)
                 First Union Corporation           OMI Corp.
====================================================================================================================================
Deletions        Aetna Inc.                        First Data Corp.                               Philip Morris Companies, Inc.
                 AirTouch Communications, Inc.     * Gulf Indonesia Resources Ltd.                Potash Corp. of Saskatchewan, Inc.
                 Allstate Corp.                    HSBC Holdings PLC                              TCI Pacific Communications
                 Banc One Corp.                    Horizon/CMS Healthcare Corporation               (Convertible Preferred)
                 Boots Company PLC                 Kimberly-Clark Corporation                     Tenet Healthcare Corp.
                 Canadian Pacific, Ltd.            Nationwide Financial Services, Inc. (Class A)  Usinor-Sacilor S.A.
                 Canon Inc.                        Pennzoil Company                               Vodafone Group PLC
====================================================================================================================================
GROWTH
OPPORTUNITY
PORTFOLIO
====================================================================================================================================
Additions        Mattel, Inc.                      Mellon Bank Corporation
====================================================================================================================================
Deletions        Hasbro, Inc.
====================================================================================================================================

               * Added and deleted in the same quarter.


                                    26 & 27

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #18473--10/97

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